                                                                   EXHIBIT 10.4



WHEN RECORDED RETURN TO:
VINSON & ELKINS L.L.P.
First City Tower, Suite 2669
1001 Fannin Street
Houston, TX 77002-6760
Attn: Crystal L. Lightfield

                                (Kenai Refinery)
                                 DEED OF TRUST,
                   SECURITY AGREEMENT AND FINANCING STATEMENT



                                     AMONG



                        TESORO ALASKA PETROLEUM COMPANY,
                                   AS TRUSTOR



                                      AND



              TRANSALASKA TITLE INSURANCE AGENCY, INC., AS TRUSTEE



                                      AND



              TEXAS COMMERCE BANK NATIONAL ASSOCIATION, AS AGENT,
                                 AS BENEFICIARY

                           DATED AS OF APRIL 20, 1994


THIS INSTRUMENT COVERS, AMONG OTHER PROPERTY, GOODS WHICH ARE OR MAY BECOME FIXTURES ON REAL PROPERTY DESCRIBED ON EXHIBIT A HERETO, AND IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS AS BOTH A MORTGAGE OF REAL PROPERTY AND AS A FIXTURES FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE.

                               TABLE OF CONTENTS

                                                             ARTICLE I

                                                            Definitions

         Section 1.01   Terms Defined Above   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.02   Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.03   Other Defined Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3


                                                             ARTICLE II

                                               Grant of Lien and Indebtedness Secured

         Section 2.01   Grant of Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 2.02   Grant of Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 2.03   Indebtedness Secured  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 2.04   Fixture Filing, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4


                                                             ARTICLE III

                                              Representations, Warranties and Covenants

         Section 3.01   Title   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 3.02   Defend Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 3.03   Not a Foreign Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 3.04   Power to Create Lien and Security   . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 3.05   Abandon, Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 3.06   Failure to Perform  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 3.07   Maintenance of Mortgaged Property   . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                                                             ARTICLE IV

                                                         Rights and Remedies

         Section 4.01   Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 4.02   Foreclosure and Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 4.03   Substitute Trustees and Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 4.04   Judicial Foreclosure; Receivership  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 4.05   Foreclosure for Installments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 4.06   Separate Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 4.07   Possession of Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.08   Occupancy After Foreclosure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.09   Remedies Cumulative, Concurrent and Nonexclusive  . . . . . . . . . . . . . . . . . . . .   8
         Section 4.10   No Release of Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Section 4.11   Release of and Resort to Collateral   . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.12   Waiver of Redemption, Notice and Marshalling of Assets, Etc   . . . . . . . . . . . . . .   9

         Section 4.13   Discontinuance of Proceedings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.14   Application of Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.15   INDEMNITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10


                                                              ARTICLE V

                                                             The Trustee

         Section 5.01   Duties, Rights, and Powers of Trustee   . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.02   Successor Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.03   Retention of Moneys   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11



                                                             ARTICLE VI

                                                            Miscellaneous

         Section 6.01   Instrument Construed as Deed of Trust, Etc.   . . . . . . . . . . . . . . . . . . . . . .  11
         Section 6.02   Release of Deed of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.03   Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.04   Successors and Assigns of Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.05   Satisfaction of Prior Encumbrance   . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.06   Subrogation of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.07   Nature of Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.08   Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.09   Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 6.11   EXCULPATION PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         Exhibit A      -      Mortgaged Property

                                 DEED OF TRUST,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


     This DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT is entered into as of the effective time and date hereinafter stated (the "Effective Date") among TESORO ALASKA PETROLEUM COMPANY, a Delaware corporation, whose address for notice hereunder is 8700 Tesoro Drive, San Antonio, Texas 78217 ("Trustor"), TRANSALASKA TITLE INSURANCE AGENCY, INC., an Alaska corporation, whose address is 400 W. Tudor Road, Anchorage, Alaska 99503 (including any successor trustee at the time acting as such hereunder, "Trustee") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as Agent for the benefit of the Issuing Banks and the Lenders, with offices and banking quarters at 712 Main Street, Houston, Texas 77002 ("Beneficiary").

                                R E C I T A L S:

     A. On even date herewith, Tesoro Petroleum Corporation (the "Company"), Texas Commerce Bank National Association, individually, as Agent and as an Issuing Bank, Banque Paribas, individually, as Co-Agent and as an Issuing Bank, and the other financial institutions parties thereto are executing a Credit Agreement (as amended from time to time, the "Credit Agreement").

     B. The Lenders and the Issuing Banks have conditioned their obligations under the Credit Agreement upon the execution and delivery by Trustor of this Deed of Trust, and Trustor has agreed to enter into this Deed of Trust.

     C. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor hereby agrees with Beneficiary as follows:


                                   ARTICLE I

                                  Definitions

     Section 1.01 Terms Defined Above. As used in this Deed of Trust, the terms "Beneficiary," "Company," "Credit Agreement," "Effective Date," "Trustee" and "Trustor" shall have the meanings respectively assigned to them.

     Section 1.02 Definitions. As used in this Deed of Trust, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

          "Alaska UCC" shall mean the Uniform Commercial Code as presently in effect in the state of Alaska.

          "Deed of Trust" shall mean this Deed of Trust, Security Agreement and Financing Statement as the same may from time to time be amended, supplemented or otherwise modified.

          "Improvements" shall mean all improvements owned by Trustor now or hereafter attached to or placed, erected, constructed or developed on the Kenai Refinery Premises (excluding the Property leased pursuant to the Solar Turbine Lease).

          "Indebtedness" shall have the meaning assigned to such term in
     Section 2.03.

          "Kenai Refinery Premises" shall mean the real property owned by Trustor described on Exhibit A attached hereto.

          "Kenai Refinery Related Property" shall mean (i) all Improvements;
     (ii) all Refinery Personal Property; (iii) all water and water rights pertaining to the Kenai Refinery Premises; (iv) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Kenai Refinery Premises or on the Improvements; (v) all plans and specifications for the Improvements; (vi) all rights of Trustor (but not its obligations) under any contracts relating to the Kenai Refinery Premises, the Improvements or the Refinery Personal Property, including without limitation, the Solar Turbine Lease, but excluding contract rights under contracts containing prohibitions against assignment of or the granting of a security interest in the rights of a party thereunder; (vii) all rights of Trustor (but not its obligations) under any accounts, construction contracts, architectural agreements and general intangibles, other than contract rights under contracts containing prohibitions against assignment of or the granting of a security interest in the rights of a party thereunder, (but excluding trademarks, trade names and symbols) arising from or by virtue of any transactions related to the Kenai Refinery Premises, Improvements or Refinery Personal Property; (viii) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Kenai Refinery Premises, the Improvements and the Refinery Personal Property; (ix) all proceeds arising from or by virtue of the sale, lease or other disposition of the Kenai Refinery Premises, the Improvements or the Refinery Personal Property; (x) all proceeds of each policy of insurance relating to the Kenai Refinery Premises, the Improvements or the Refinery Personal Property; (xi) all proceeds from the taking of any of the Kenai Refinery Premises, the Improvements, the Refinery Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, including change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any Governmental Requirement; (xii) all right, title and interest of Trustor in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Kenai Refinery Premises; (xiii) all of the leases, rents, royalties, bonuses, issues, profits, revenues or other benefits of the Kenai Refinery Premises, the Improvements or the Refinery Personal Property, including without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (xiv) all consumer goods located in, on or about the Kenai Refinery Premises or the Improvements or used in connection with the use or operation thereof; (xv) all rights, hereditaments and appurtenances pertaining to the foregoing; and (xvi) all other interests of every kind and character that Trustor now has or at any time hereafter acquires in and to the Kenai Refinery Premises, Improvements and Refinery Personal Property described herein and all Property that is used or useful in connection therewith, including, without limitation, rights of ingress and egress and all reversionary rights or interests of Trustor with respect to such Kenai Refinery Premises, Improvements or Refinery Personal Property.

          "Mortgaged Property" shall mean the Kenai Refinery Premises and the Kenai Refinery Related Property.

          "Permitted Encumbrances" shall have the meaning assigned to such term in Section 3.01.

          "Post-Default Rate" shall have the meaning assigned to such term in
     Section 3.06.

          "Refinery Personal Property" shall mean all equipment, fixtures, furnishings, inventory and articles of personal property of Trustor (excluding from the foregoing the Property leased pursuant to the Solar Turbine Lease) now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed, or which are or may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Kenai Refinery Premises or the Improvements.

     Section 1.03 Other Defined Terms. Any capitalized term used in this Deed of Trust and not defined in this Deed of Trust shall have the meaning assigned to such term in the Credit Agreement.

                                   ARTICLE II

                     Grant of Lien and Indebtedness Secured

     Section 2.01 Grant of Liens. To secure payment of the Indebtedness and the performance of the covenants and obligations herein contained, Trustor does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, TRANSFER and CONVEY unto Trustee and Trustee's successors and substitutes in trust hereunder, with power of sale, for the use and benefit of Beneficiary, all of Trustor's rights, titles, interests and estates in and to the Mortgaged Property.

     TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and to Trustee's successors and assigns forever to secure the payment of the Indebtedness (hereinafter defined) and to secure the performance of the covenants, agreements, and obligations of the Trustor herein contained.

     Section 2.02 Grant of Security Interest. To further secure the Indebtedness, Trustor hereby grants to Beneficiary a security interest in and to the Mortgaged Property (whether now or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, contract rights, general intangibles, insurance contracts, insurance proceeds, inventory, Hydrocarbons, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the Alaska UCC, including the proceeds and products from any and all of such personal property. Upon the happening of any of the Events of Default, Beneficiary is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Alaska UCC with reference to the personal property and fixtures in which Beneficiary has been granted a security interest herein, or the Trustee or Beneficiary may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Deed of Trust in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or Beneficiary under any other provision of this Deed of Trust or under any other Security Instrument. Written notice mailed to Trustor as provided herein at least fifteen (15) days prior to the date of public sale of any part of the Mortgaged Property which is personal property subject to the provisions of the Alaska UCC, or prior to the date after which private sale of any such part of the Mortgaged Property will be made, shall constitute reasonable notice.

     Section 2.03 Indebtedness Secured. This Deed of Trust is executed and delivered by Trustor to secure and enforce the following (the "Indebtedness"):

     (a) Payment of and performance of any and all indebtedness, obligations and liabilities of Trustor pursuant to that certain Guaranty Agreement of even date herewith executed by the Trustor, among others, in favor of the Agent, the Issuing Banks and the Lenders (as the same may from time to time be amended, supplemented or otherwise modified, the "Guaranty Agreement"), guaranteeing the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Guaranty Agreement) including, without limitation, the Letters of Credit and the Notes evidencing Revolving Credit Loans and Term Loans the proceeds of which may be disbursed over time, then satisfied in whole or in part, and then disbursed again over time, which indebtedness, obligations and liabilities will have a total principal balance from time to time of not more than $125,000,000.

     (b) Any sums which may be advanced or paid by Beneficiary or any Lender under the terms hereof on account of the failure of Trustor to comply with the covenants of the Trustor contained herein or in the Credit Agreement; and all other indebtedness of Trustor arising pursuant to the provisions of this Deed of Trust.

     The Indebtedness which is secured by this Deed of Trust, if not sooner paid, is all due and payable on the 31st day of March, 1998. For the purpose of AS 34.20.150, the period of this Deed of Trust and the date when this Deed of Trust matures is six (6) years after said date.

     THE INDEBTEDNESS IS SENIOR DEBT AS SUCH TERM IS DEFINED IN THAT CERTAIN SUBORDINATION AGREEMENT DATED DECEMBER 15, 1992 AMONG TRUSTOR, THE COMPANY AND THE STATE OF ALASKA ATTACHED AS EXHIBIT 7 TO THE SETTLEMENT AGREEMENT DATED DECEMBER 15, 1992 AMONG TRUSTOR, THE COMPANY AND THE STATE OF ALASKA.

     Section 2.04 Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Deed of Trust: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on attached Exhibit A; (ii) this Deed of Trust is to be filed of record in the real estate records as a financing statement, and (iii) Trustor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.


                                  ARTICLE III

                   Representations, Warranties and Covenants

     Trustor hereby represents, warrants and covenants as follows:

     Section 3.01 Title. To the extent of the undivided interests specified on attached Exhibit A, Trustor has good and indefeasible title to and is possessed of the Mortgaged Property. The Mortgaged Property is free of any and all Liens, except Liens allowed by Section 5.04(b) of the Credit Agreement and Liens described on Exhibit B hereto (collectively, the "Permitted
Encumbrances").

     Section 3.02 Defend Title. Subject only to the Permitted Encumbrances, this Deed of Trust is, and always will be kept, a direct first lien and security interest upon the Mortgaged Property and Trustor will not create or suffer to be created or permit to exist any lien, security interest or charge prior or junior to or on a parity with the lien and security interest of this Deed of Trust upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom, except as permitted by Section 5.04(b)(xv) of the Credit Agreement. Trustor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien created hereby so long as any of the Indebtedness secured hereby remains unpaid. Should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, Trustor agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Trustor's cost and expense, and Trustor further agrees that the Trustee and/or Beneficiary may take such other action as they deem advisable to protect and preserve their interests in the Mortgaged Property, and in such event Trustor will indemnify the Trustee and Beneficiary against any and all cost, attorney's fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

     Section 3.03 Not a Foreign Person. Trustor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Trustor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 3.04 Power to Create Lien and Security. The Trustor has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a lien and security interest in all of the Mortgaged Property in the manner and form herein provided and without obtaining the authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever.

     Section 3.05 Abandon, Sales. The Trustor will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property except as permitted by the Credit Agreement.

     Section 3.06 Failure to Perform. The Trustor agrees that if the Trustor or the Company fails to perform any act or to take any action which the Trustor or the Company is required to perform or take hereunder or under the Credit Agreement or pay any money which the Trustor or the Company is required to pay hereunder or under the Credit Agreement, each of the Beneficiary and the Trustee in the Trustor's name or its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Trustor and the Company, jointly and severally, to the Beneficiary or the Trustee, as the case may be, and each of the Beneficiary and the Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Trustor and the Company to each of the Beneficiary and the Trustee pursuant to this Deed of Trust shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the rate for overdue principal and interest set forth in Section 2.06(c) of the Credit Agreement (the "Post-Default Rate"), and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.03 hereof.

     Section 3.07 Maintenance of Mortgaged Property. Trustor will keep the Mortgaged Property in good condition and repair and will not commit or permit any waste, impairment or deterioration of the same and generally will not do any act by which the value of the Mortgaged Property may become impaired. Nor shall any Improvements or Refinery Personal Property be destroyed or removed from the Kenai Refinery Premises without the written consent of Beneficiary.

                                   ARTICLE IV

                              Rights and Remedies

     Section 4.01 Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Deed of Trust.

     Section 4.02 Foreclosure and Sale. If an Event of Default shall occur and be continuing, Beneficiary shall have the right and option to proceed with foreclosure by directing the Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Beneficiary may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in more than one judicial district, notice as above provided shall be posted and filed in all such judicial districts (if such notices are required by law), and all such Mortgaged Property may be sold in any such judicial district and any such notice shall designate the judicial district where such Mortgaged Property is to be sold. Nothing contained in this Section 4.02 shall be construed so as to limit in any way the Trustee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. Trustor hereby irrevocably appoints the Trustee to be the attorney of Trustor and in the name and on behalf of Trustor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Trustor ought to execute and deliver and do and perform any and all such acts and things which Trustor ought to do and perform under the covenants herein contained and generally, to use the name of Trustor in the exercise of all or any of the powers hereby conferred on the Trustee. At any such sale:
(i) whether made under the power of sale herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Trustor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Trustor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Trustor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Trustor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Trustor, and (vii) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.13 hereof) in lieu of cash payment.

     Section 4.03 Substitute Trustees and Agents. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

     Section 4.04 Judicial Foreclosure; Receivership. If any of the Indebtedness shall become due and payable and shall not be promptly paid, the Trustee or Beneficiary shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by the Trustee and/or Beneficiary in connection with any such receivership shall be a demand obligation (which obligation Trustor hereby expressly promises to pay) owing by Trustor to the Trustee and/or Beneficiary and shall bear interest from the date of making such advance by the Trustee and/or Beneficiary until paid at the Post Default Rate.

     Section 4.05 Foreclosure for Installments. To the fullest extent permitted by law, Beneficiary shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing the Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Deed of Trust shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that, to the fullest extent permitted by law, several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

     Section 4.06 Separate Sales The Mortgaged Property may be sold in one or more parcels and in such manner and order as Beneficiary, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 4.07 Possession of Mortgaged Property. Trustor agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, the Trustee or Beneficiary shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Trustor, its successors or assigns, or its or their agents or servants, and may exclude Trustor, its successors or assigns, and all persons claiming under Trustor, and its or their agents or servants wholly or partly therefrom; and, holding the same, the Trustee may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as Trustor, its successors or assigns, might at the time do and may exercise all rights and powers of Trustor, in the name, place and stead of Trustor, or otherwise as the Trustee shall deem best. All costs, expenses and liabilities of every character incurred by the Trustee and/or Beneficiary in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation Trustor hereby expressly promises to pay) owing by Trustor to the Trustee and/or Beneficiary and shall bear interest from date of expenditure until paid at the Post Default Rate, all of which shall constitute a portion of the Indebtedness and shall be secured by this Deed of Trust and all other Security Instruments.

     Section 4.08 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Trustor or Trustor's heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under Trustor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

     Section 4.09 Remedies Cumulative, Concurrent and Nonexclusive. Every right, power and remedy herein given to the Trustee or Beneficiary shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Alaska UCC and applicable to the Deed of Trust Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or Beneficiary, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by the Trustee or Beneficiary in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     Section 4.10 No Release of Obligations. Neither Trustor, any guarantor nor any other person hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Trustor, or any guarantor or any other person so obligated to foreclose the lien of this Deed of Trust or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of this Deed of Trust without first having obtained the consent of, given notice to or paid any consideration to Trustor, any guarantor or such other person, and in such event Trustor, guarantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder or under the Credit Agreement.

     Section 4.11 Release of and Resort to Collateral. Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Deed of Trust or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness. For payment of the Indebtedness, Beneficiary may resort to any other security therefor held by Beneficiary or Trustee in such order and manner as Beneficiary may elect.

     Section 4.12 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, Trustor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Trustor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) except for such notice as provided for in the Credit Agreement, all notices of any Event of Default or of Beneficiary's intention to accelerate maturity of the Indebtedness or of Trustee's election to exercise or his actual exercise of any right, remedy or recourse provided for hereunder or under the Credit Agreement; and (c) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Deed of Trust and now in force, of which Trustor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.

     Section 4.13 Discontinuance of Proceedings In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Trustor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, this Deed of Trust, the Credit Agreement, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

     Section 4.14 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by the Trustee in any proceedings for the enforcement hereof, whose application has not elsewhere herein been specifically provided for, shall be applied:

     (a) first, to the payment of all expenses incurred by the Trustee or Beneficiary incident to the enforcement of this Deed of Trust, the Credit Agreement or any of the Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees and legal fees), and to the payment of all other charges, expenses, liabilities and advances incurred or made by the Trustee or Beneficiary under this Deed of Trust or in executing any trust or power hereunder;

     (b) second to payment of the Indebtedness in such order and manner as Beneficiary may elect; and

     (c) third, to Trustor; or as otherwise required by any Governmental Requirement.

     Section 4.15 INDEMNITY. IN CONNECTION WITH ANY ACTION TAKEN BY THE TRUSTEE AND/OR BENEFICIARY PURSUANT TO THIS DEED OF TRUST, THE TRUSTEE AND/OR BENEFICIARY AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY TRUSTOR RESULTING FROM AN ASSERTION THAT BENEFICIARY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR BAD FAITH OF AN INDEMNIFIED PARTY, NOR SHALL THE TRUSTEE AND/OR BENEFICIARY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF TRUSTOR. TRUSTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS DEED OF TRUST OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER; SHOULD THE TRUSTEE AND/OR BENEFICIARY MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION TRUSTOR HEREBY EXPRESSLY PROMISES TO
PAY) OWING BY TRUSTOR TO THE TRUSTEE AND/OR BENEFICIARY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE POST-DEFAULT RATE, SHALL BE A PART OF THE INDEBTEDNESS AND SHALL BE SECURED BY THIS DEED OF TRUST AND ANY OTHER SECURITY INSTRUMENT. THE LIABILITIES OF THE TRUSTOR AS SET FORTH IN THIS
SECTION 4.15 SHALL SURVIVE THE TERMINATION OF THIS DEED OF TRUST.

                                   ARTICLE V

                                  The Trustee

     Section 5.01 Duties, Rights, and Powers of Trustee. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this Deed of Trust or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Trustor, or to see to the performance or observance by Trustor of any of the covenants and agreements contained herein. The Trustee shall not be responsible for the execution, acknowledgment or validity of this Deed of Trust or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Beneficiary. The Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. The Trustee shall not incur any personal liability hereunder except for Trustee's own willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

     Section 5.02 Successor Trustee. The Trustee may resign by written notice addressed to Beneficiary or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Beneficiary. In case of the death, resignation or removal of the Trustee, a successor trustee may be appointed by Beneficiary by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing. Written notice of such appointment and designation shall be given by Beneficiary to Trustor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Deed of Trust shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder. To facilitate the administration of the duties hereunder, Beneficiary may appoint multiple trustees to serve in such capacity or in such jurisdictions as Beneficiary may designate.

     Section 5.03 Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

                                   ARTICLE VI

                                 Miscellaneous

     Section 6.01 Instrument Construed as Deed of Trust, Etc. With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of the Trustee as herein provided, the general language of conveyance hereof to the Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Beneficiary and the rights and authority granted to the Trustee herein may be enforced and asserted by Beneficiary in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of Beneficiary as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated.
This Deed of Trust may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

     Section 6.02 Release of Deed of Trust. If all Indebtedness secured hereby shall be paid and the Credit Agreement terminated, Beneficiary shall forthwith cause satisfaction and discharge of this Deed of Trust to be entered upon the record at the expense of Trustor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Deed of Trust shall remain and continue in full force and effect.

     Section 6.03 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Trustee and Beneficiary in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     Section 6.04 Successors and Assigns of Parties. The term "Beneficiary" as used herein shall mean and include any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby.

The terms used to designate Trustee, Beneficiary and Trustor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

     Section 6.05 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Beneficiary at Trustor's request, and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Beneficiary, Trustor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 6.06 Subrogation of Trustee. This Deed of Trust is made with full substitution and subrogation of the Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

     Section 6.07 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     Section 6.08 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified at the end of this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice.

     Section 6.09 Counterparts. This Deed of Trust is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

     Section 6.10 Headings Descriptive. All titles or headings to articles, sections, subsections or other divisions of this Deed of Trust or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.


     SECTION 6.11 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS DEED OF TRUST; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS DEED OF TRUST; THAT IT HAS IN FACT READ THIS DEED OF TRUST AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS DEED OF TRUST; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS

EXECUTION OF THIS DEED OF TRUST; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS DEED OF TRUST; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS DEED OF TRUST RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS DEED OF TRUST ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     WITNESS THE EXECUTION HEREOF, this 19th day of April, 1994, to be effective as of the 20th day of April, 1994 (the "Effective Date").


                                       Trustor:

                                       TESORO ALASKA PETROLEUM COMPANY


                                       By: /s/ William T. VanKleef
                                          ------------------------
                                       Name: William T. VanKleef
                                       Title: Vice President and Treasurer


The name and address of the Debtor/Trustor is:

     TESORO ALASKA PETROLEUM COMPANY
     8700 Tesoro Drive
     San Antonio, Texas  78217

The name and address of the Secured Party/Beneficiary is:

     TEXAS COMMERCE BANK
       NATIONAL ASSOCIATION, AS AGENT
     712 Main Street
     Houston, Texas  77002


THE STATE OF TEXAS       )
                         )
COUNTY  OF  HARRIS       )


     THIS INSTRUMENT was acknowledged before me on April 19, 1994 by William T. VanKleef, Vice President and Treasurer of TESORO ALASKA PETROLEUM COMPANY, a Delaware corporation, on behalf of such corporation.



                                       /s/ Anne A. Griffin
                                       --------------------
                                       Notary Public in and for
                                       The State of TEXAS

                                   EXHIBIT A


PARCEL I:

That portion of Section 22 and the Northeast 1/4 of Section 21, Township 7 North, Range 12 West, Seward Meridian, records of the Kenai Recording District, Third Judicial District, State of Alaska, described as follows:



     Commencing at the 1/4 corner common to Section 22 and Section 27, Township 7 North, Range 12 West, Seward Meridian, Alaska, marked by an Alaska Department of Highways survey monument found; proceed East 2640.92 feet along the section line, Basis of Bearing for this description, according to General Land Office datum for the Section corner common to Sections 22, 23, 26 and 27 marked by an Alaska Department of Highways monument found; thence N 00 degree 07'44" W 1982.23 feet along the section line common to Section 22 and Section 23 to the northeast corner of the Seaman property, the true Point of Beginning for this description, marked by a 5/8" X 30" rebar with 2" aluminum cap attached, set; thence S 89 degree 58'52" W 330.15 feet along the north boundary line of the Seaman property to the northwest corner of said property, marked by a 5/8" X 30" rebar with 2" aluminum cap attached, set; thence S 00 degree 07'59" E 660.69 feet along the western boundary of the Seaman property to the southwest corner of said property, marked by a 5/8" X 30" rebar with 2" aluminum cap attached, set; thence S 89 degree 59'26" W 2310.72 feet to the CS 1/16 corner of Section 22, marked by a 3 1/4" aluminum monument 4928-S, found; thence N 00 degree 08'43" W 1320.75 feet to the C 1/4 of Section 22, marked by a brass cap G. L. O. monument 610-S, found; thence S 89 degree 58'28" W 1320.53 feet to the CW 1/16 corner, marked by a brass cap monument 610-S, found; thence S 89 degree 56'49" W 991.57 feet to a property corner which is situated in a small pond; thence North 00 degree 05'58" W 1170.92 feet to a property corner marked by a 5/8" X 30" rebar, set; thence N 89 degree 59'53" W
     330.64 feet to the section line common to Section 21, Section 22 and HES 74, marked by a brass capped monument, found; thence N 89 degree 59'53" W
     659.87 feet to a property corner situated along the easterly right-of-way line of the North Kenai Road; thence N 20 degree 33'50" W 19.36 feet along said right-of-way to a point of curvature; thence along a curve of said right-of-way whose radius point bears northeasterly 1357.50 feet, delta of 1 degree 25'49", arc length 33.89 feet to a property corner marked by a 5/8" X 30" rebar with 2" aluminum cap attached, set; thence S 89 degree 59'53" E 678.10 feet to a property corner situated on the east line of
     Section 21, marked by a 5/8" X 30" rebar with 2" aluminum cap attached, set; thence N 00 degree 05'14" W 100.68 feet to the N 1/16 corner common to
     Section 21 and Section 22, marked by a brass cap monument 610-S, found; thence S 89 degree 59'34" E 1320.96 feet to the NW 1/16 corner Section 22, marked by a 3-1/4" aluminum monument 4928-S, found; thence S 89 degree 57'03" E 322.87 feet to the Southwest corner of Tract A, K.R.D. 86-135, marked by a 5/8" rebar with aluminum cap attached, found; thence N 00 degree 10'25" W 131.00 feet to the northwest corner of said tract, marked by a 5/8" rebar with aluminum cap attached, found; thence S 89 degree 59'05" E 997.56 feet to the northeast corner of said tract, marked by a 5/8" rebar with aluminum cap attached, found; thence N 00 degree 10'25" W
     413.73 feet along the N-S centerline of Section 22 to a property corner, marked by a 5/8" X 30" rebar with 2" aluminum cap attached, set; thence N 85 degree 16'01" E 1324.75 feet to a property corner, marked by a 5/8" X 30" rebar with 2" aluminum cap attached, set; thence N 00 degree 09'47" W
     668.93 feet to the E 1/16 corner common to Section 15 and Section 22, marked by a 3 1/4" aluminum cap monument 4928-S set; thence N 89 degree 58'44" E 1320.69 feet along the section line to the section corner common to Sections 15, 14, 22 and 23, marked by a brass cap monument 631-S, found; thence

     S 00 degree 06'52" E 1320.60 feet to the N 1/16 corner common to Section 22 and Section 23, marked by a survey monument 3808-S, found; thence S 00 degree 15'44" E 780.99 feet to the W. C. 1/4 corner common to Section 22 and Section 23, marked by a brass cap monument G. L. O., found; thence S 00 degree 07'44" E 1200.83 feet to the northeast corner of the Seaman property and the true Point of Beginning.



PARCEL II:

That certain portion of the U.S. Government Lot Sixty (60) of Section 23, Township 6 North, Range 12 West, Seward Meridian, that lies West of existing Westerly right-of-way line of the North Kenai Highway, in the Kenai Recording District, Third Judicial District, State of Alaska.

                              FINANCING STATEMENT
                                (Central Filing)

     This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

1.   The name and address of the Debtor is:

     TESORO ALASKA PETROLEUM COMPANY
     8700 Tesoro Drive
     San Antonio, Texas  78217

2.   The name and address of Secured Party is:

     TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Agent
     712 Main Street
     Houston, Texas  77002

3.   This Financing Statement covers the following Collateral:

     All of Debtor's rights, titles and interests in and to the accounts, equipment, goods, fixtures, general intangibles, inventory and any and all other personal property of any kind or character described in and covered by the Deed of Trust, Security Agreement and Financing Statement from Debtor to the Trustee named therein and Secured Party, a copy of which instrument is attached hereto as Exhibit A and made a part hereof for all purposes, and the proceeds and products of such personal property.

4. This Financing Statement covers goods which are or are to become fixtures to the real estate described in Exhibit A hereto.

                                        DEBTOR:

                                        TESORO ALASKA PETROLEUM COMPANY


                                        By: /s/ William T. VanKleef
                                           ------------------------
                                        Name: William T. VanKleef
                                        Title: Vice President and Treasurer